UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 19, 2021

Cleveland BioLabs, Inc.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-32954	20-0077155
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
73 High Street Buffalo, NY 14203
(Address of Principal Executive Offices and zip code)

(716) 849-6810
(Registrant's Telephone Number, Including Area Code)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.005	CBLI	NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On February 19, 2021, Cleveland BioLabs, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with several healthcare-focused and institutional investors for the sale by the Company of 2,000,000 shares (the “Shares”) of the Company’s common stock, par value $0.005 per share (the “Common Stock”), at a purchase price of $7.00 per share, in a registered direct offering. The closing of the sale of these shares under the Purchase Agreement occurred on February 23, 2021.

The gross proceeds to the Company from the transaction are approximately $14 million, before deducting the placement agent’s fees and other estimated offering expenses. The Company intends to use the net proceeds from this offering for general corporate purposes, including sales and marketing expenses associated with the Company’s product candidates, funding of its development programs, payment of milestones pursuant to its license agreements, general and administrative expenses, acquisition or licensing of additional product candidates or businesses and working capital.

The Shares were offered and sold by the Company under a prospectus supplement and accompanying prospectus filed with the Securities and Exchange Commission (the “SEC”) pursuant to an effective shelf registration statement on Form S-3, which was filed with the SEC on May 21, 2020 and subsequently declared effective on May 29, 2020 (File No. 333-238578).

The Purchase Agreement included customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, certain other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Purchase Agreement were made solely for the benefit of the parties to the Purchase Agreement. In addition, such representations, warranties and covenants (i) are intended as a way of allocating the risk between the parties to the Purchase Agreement and not as statements of fact, (ii) may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors in, the Company and (iii) may be qualified by confidential disclosure schedules. Accordingly, the Purchase Agreement is filed with this report only to provide investors with information regarding the terms of transaction, and not to provide investors with any other factual information regarding the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures.

Under the Company’s engagement letter (the “Engagement Letter”) with H.C. Wainwright & Co., LLC (“Wainwright”), pursuant to which Wainwright agreed to serve as exclusive placement agent for the issuance and sale of the Shares and Warrants, the Company agreed to pay Wainwright an aggregate fee equal to 7.25% of the gross proceeds received by the Company from the sale of the securities in the transaction as well as a management fee equal to 1.0% of the gross proceeds received by the Company from the sale of the securities in the transactions. Pursuant to the Engagement Letter, the Company also issued to designees of Wainwright warrants to purchase up to 7.5% of the aggregate number of shares of Common Stock sold in the transactions, or warrants to purchase up to 150,000 shares of Common Stock (the “Placement Agent Warrants”). Subject to certain ownership limitations, the Placement Agent Warrants are immediately exercisable at an exercise price of $8.75 per share of Common Stock, subject to customary adjustments as provided under the terms of the Placement Agent Warrants. The Warrants are exercisable for five years from the commencement of sales of the shares being offered.

The Placement Agent Warrants and the shares issuable upon exercise of the Placement Agent Warrants were issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act as transactions not involving a public offering and in reliance on similar exemptions under applicable state laws. The Company also paid Wainwright $75,000 for non-accountable expenses and $15,950 for clearing fees, and incurred certain other expenses in connection with the offering.

The form of Purchase Agreement and the form of Placement Agent Warrant are filed as Exhibits 10.1 and 4.1, respectively, to this Current Report on Form 8-K. The foregoing summaries of the terms of these documents are subject to, and qualified in their entirety by, such documents, which are incorporated herein by reference.

A copy of the opinion of McGuireWoods LLP relating to the legality of the issuance and the sale of the Shares is attached as Exhibit 5.1 hereto.

Item 3.02     Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 related to the Placement Agent Warrants and the shares of Common Stock issuable thereunder is hereby incorporated by reference into this Item 3.02.

Item 8.01     Other Events

On February 19, 2021, we issued a press release announcing the pricing of the transactions described in Item 1.01 of this Report. On February 23, 2021, we issued a press release announcing the closing of the transactions described in Item 1.01 of this Report. A copy of each press release is attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and is hereby incorporated by reference herein.

Item 9.01     Financial Statements and Exhibits

(d)     Exhibits

Exhibit Number	Description
4.1	Form of Placement Agent Warrant
5.1	Legal Opinion of McGuireWoods LLP
23.1	Consent of McGuireWoods LLP (included in Exhibit 5.1)
10.1	Form of Securities Purchase Agreement, dated as of February 19, 2021, between Cleveland BioLabs, Inc. and the purchasers named therein
99.1	Press release issued February 19, 2021
99.2	Press release issued February 23, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cleveland BioLabs, Inc.

Date: February 23, 2021	By: /s/ Christopher Zosh
Name: Christopher Zosh
Title: Vice President of Finance